UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2019 (February 12, 2019)
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NAVISTAR INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware	1-9618	36-3359573
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

2701 Navistar Drive Lisle, Illinois	60532
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (331) 332-5000
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(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
Navistar International Corporation (the “Company”) held its 2019 Annual Meeting of Stockholders (the “Annual Meeting”) on February 12, 2019. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.
Proposal 1. The following nominees were elected to the Board of Directors of the Company (the “Board”) to serve a one-year term expiring at the 2020 Annual Meeting of Stockholders and until their successors are duly elected and qualified. There were no abstentions with respect to this matter. There were 4,426,797 broker non-votes with respect to this matter. The results of the voting for the election of directors were as follows:

Nominee	Votes For	Votes Withheld
Troy A. Clarke	91,125,829	747,446
José María Alapont	81,120,461	10,752,814
Stephen R. D’Arcy	91,417,748	455,527
Vincent J. Intrieri	88,056,370	3,816,905
Raymond T. Miller	91,388,434	484,841
Mark H. Rachesky, M.D.	86,333,396	5,539,879
Andreas H. Renschler	65,433,695	26,439,580
Christian Schulz	88,891,841	2,981,434
Kevin M. Sheehan	91,411,021	462,254
Dennis A. Suskind	91,239,299	633,976
The remaining director who did not stand for election at the Annual Meeting and whose term of office as a director continued after such meeting is Jeffrey A. Dokho. Mr. Dokho fills a seat that is appointed by the United Automobiles, Aerospace and Agricultural Implement Workers of America (the “UAW”) and is not elected by stockholders. His term of office continues until his removal by the UAW.
Proposal 2. The Company’s stockholders approved the non-binding advisory vote on executive compensation. The results of the voting on the non-binding advisory vote on executive compensation were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
90,707,963	821,821	343,491	4,426,797
Proposal 3. The Company’s stockholders approved the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019. The results of the voting for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2019 were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
95,107,577	784,170	408,325	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
(Registrant)

By:	/s/ Walter G. Borst
Name: Title:	Walter G. Borst Executive Vice President and Chief Financial Officer

Dated: February 14, 2019